Exhibit 10.1

Second Amendment to
 Credit Agreement

This Second Amendment to Credit Agreement (this "Amendment") is dated as of September 25, 2015 by and among Alliance Data Systems Corporation (the "Borrower"), the Guarantors party hereto, the Banks party hereto, and Wells Fargo Bank, N.A., as Administrative Agent and Letter of Credit Issuer.

Preliminary Statements

A.  The Borrower, the Guarantors, the Banks, and Wells Fargo Bank, N.A., as Administrative Agent, have heretofore executed and delivered a Credit Agreement dated as of July 10, 2013, as amended by the First Amendment thereto dated as of December 8, 2014 (as amended, the "Credit Agreement"; terms defined therein being used herein as so defined unless otherwise defined herein).

B.  The Borrower has requested an Incremental Term Loan facility comprised of new Term Loan Commitments (the "Incremental Term Commitments") in an aggregate principal amount of $200,000,000 which shall constitute part of, and be added to, the existing Term Credit and pursuant to which additional Term Loans shall be made to the Borrower, in accordance with the Credit Agreement (the "Incremental Term Facility").

C.  Pursuant to Sections 2.16 and 10.5 of the Credit Agreement, the Borrower may establish such Incremental Term Facility by entering into an amendment with each institution that agrees to provide such Incremental Term Facility, the Administrative Agent and the Required Banks.

D.  Each of the Second Amendment Incremental Term Banks identified on Schedule I hereto has indicated its willingness to provide its Incremental Term Commitment on the terms and subject to the conditions herein contained.

  Now, Therefore, for good and valuable consideration the receipt of which is hereby acknowledged, the Borrower, the Guarantors, the Banks party hereto and the Administrative Agent hereby agree as follows:

Article I
 Amendments

Section 1.1.  Section 1.1 of the Credit Agreement is hereby amended by (a) deleting the defined terms "Loan" and "Term Loan" and (b) inserting in alphabetical order new definitions to read as follows (and such new defined terms shall also be applicable for purposes of this Amendment):

"Loan" means any Revolving Loan, Swing Loan or Term Loan made pursuant to Section 2.1 or 2.16; provided, that if any such

Loan or Loans (or portions thereof) are combined or subdivided pursuant to a Notice of Interest Period Election, the term "Loan" shall refer to the combined principal amount resulting from such combination or to each of the separate principal amounts resulting from such subdivision, as the case may be.

"Second Amendment" means the Second Amendment to Credit Agreement, dated as of the Second Amendment Effective Date, among the Borrower, the Guarantors, the Banks party thereto and the Administrative Agent.

"Second Amendment Effective Date" means September 25, 2015.

"Second Amendment Incremental Term Bank" means each institution that has agreed to make a Second Amendment Incremental Term Loan.

"Second Amendment Incremental Term Loan" means each Incremental Term Loan advanced pursuant to the Second Amendment.

"Second Amendment Incremental Term Loan Maturity Date" means September 23, 2016.

"Term Loan" is defined in Section 2.1(b) hereof and includes any Incremental Term Loan extended pursuant to Section 2.16 and, in each case, includes Base Rate Loans or Euro‑Dollar Loans, each of which is a Type of Term Loan hereunder.  The Term Loans include Extended Term Loans and Non-Extended Term Loans.

Section 1.2.  Section 2.5 of the Credit Agreement is hereby amended by inserting at the end thereof new Section 2.5(f) as follows:

(f)  Pursuant to Section 2.16, the Borrower unconditionally promises to pay to the Administrative Agent for the account of each Second Amendment Incremental Term Bank the then unpaid principal amount of the Second Amendment Incremental Term Loan of such Bank on the Second Amendment Incremental Term Loan Maturity Date.

Article II
 Incremental Term Facility

Section 2.1.  Subject to satisfaction of the conditions precedent contained in Article III below, each Second Amendment Incremental Term Bank hereby severally agrees to provide an Incremental Term Commitment in the amount set forth next to its name on the Second

Amendment Incremental Term Commitment Schedule attached as Schedule I hereto, with each such Incremental Term Commitment to be effective as of the Second Amendment Effective Date.  Each Incremental Term Commitment provided pursuant to this Amendment shall be subject to all of the terms and conditions set forth in the Credit Agreement.  The Term Loans with respect to the Incremental Term Facility shall be drawn in full in a single advance on the Second Amendment Effective Date subject to the requirements of Section 2.16 of the Credit Agreement.  The Credit Parties, the Required Banks and the Second Amendment Incremental Term Banks hereby agree that on the Second Amendment Effective Date, and notwithstanding anything to the contrary contained in the Credit Agreement, (i) the Term Credit shall increase by the Incremental Term Facility effected hereby, (ii) there shall be an automatic adjustment to the Term Loan Percentage in respect of the Term Credit of each Bank with an outstanding Term Loan resulting from the Incremental Term Facility, (iii) the Second Amendment Incremental Term Loan shall have no amortization and shall mature and be due and payable on the Second Amendment Incremental Term Loan Maturity Date and (iv) the term "Maturity Date" as used in Section 2.18 of the Credit Agreement shall, solely for purposes of the Second Amendment Incremental Term Loans, be deemed to be a reference to the Second Amendment Incremental Term Loan Maturity Date.

Section 2.2.  The Term Loans funded by the Second Amendment Incremental Term Banks on the Second Amendment Effective Date shall be subject to the same Base Rate Margin, Euro‑Dollar Margin, prepayment provisions (including Section 2.10(d) of the Credit Agreement), and other terms and conditions applicable to the Term Credit, the Extended 2013 Term Loans and the First Amendment Incremental Term Loans generally under the Credit Agreement and the other Credit Documents.  Notwithstanding the foregoing, the Second Amendment Incremental Term Loans shall not be repaid from the amortization schedules described in Sections 2.5(b), 2.5(d) or 2.5(e). This Amendment shall constitute a "Commitment Amount Increase" for purposes of Section 2.5(b) of the Credit Agreement.

Article III
 Conditions Precedent

Section 3.1.  This Amendment shall become effective as of the opening of business on September 25, 2015 upon satisfaction of the following conditions precedent:

(a)  the Administrative Agent shall have received counterparts hereof executed by the Borrower, the Guarantors, each Second Amendment Incremental Term Bank, and the Required Banks;

(b)  the Administrative Agent shall have received certified copies of resolutions of the boards of directors (or equivalent governing body) of the Borrower and each Guarantor authorizing the execution and delivery of this Amendment and reasonably satisfactory evidence indicating the authorized signers of this Amendment and the specimen signatures of such signers;

(c)  the Administrative Agent shall have received from the Borrower and each Guarantor a certificate from its Secretary or Assistant Secretary certifying that the

Borrower's and each Guarantor's articles of incorporation and bylaws (or comparable organizational documents) have not been amended, supplemented or otherwise modified since December 8, 2014 (or, in the case Conversant LLC and Commission Junction LLC, March 3, 2015) or, if so, attaching true, complete and correct copies of each such amendment, supplement or modification;

(d)  the Administrative Agent shall have received an opinion of counsel to the Credit Parties in a form reasonably acceptable to the Administrative Agent covering such matters relating to the transactions contemplated hereby as the Administrative Agent may reasonably request;

(e)  the fact that immediately prior to and after giving effect to this Amendment, no Default has occurred and is continuing; and

(f)  the fact that the representations and warranties of the Credit Parties contained in the Credit Agreement are true and correct in all material respects (where not already qualified by materiality, otherwise in all respects) on and as of the Second Amendment Effective Date immediately prior to and after giving effect to this Amendment (other than representations and warranties that relate to a specific date, which shall be true and correct in all material respects (where not already qualified by materiality, otherwise in all respects) as of such date).

Article IV
 Miscellaneous

Section 4.1.  The term "Banks" as defined in Section 1.1 of the Credit Agreement shall mean and include the Banks currently party to the Credit Agreement and, from and after the Second Amendment Effective Date, each financial institution party hereto, including each Second Amendment Incremental Term Bank.  Each Second Amendment Incremental Term Bank agrees to be bound by the terms and conditions set forth in the Credit Agreement as if it were an original signatory thereto and hereby confirms that its administrative details are set forth in its Administrative Questionnaire.  From and after the Second Amendment Effective Date, each Second Amendment Incremental Term Bank shall have all the rights of a Bank under the Credit Agreement as if it were an original signatory thereto.

Section 4.2.  To induce the Administrative Agent and the Banks to enter into this Amendment, the Borrower represents and warrants to the Administrative Agent and the Banks that:  (a) the representations and warranties contained in the Credit Agreement are true and correct in all material respects (where not already qualified by materiality, otherwise in all respects) on and as of the date hereof immediately prior to and after giving effect to this Amendment with the same effect as though made on the date hereof (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects (where not already qualified by materiality, otherwise in all respects) only as of such specified date); (b) immediately prior to and after giving effect to this Amendment no Default or Event of Default exists; (c) this Amendment has been duly authorized by all necessary corporate proceedings and duly executed and delivered by the Borrower and each other Credit Party, and the Credit Agreement, as amended by this Amendment, is the legal, valid and binding obligation of the Borrower and each other Credit Party, enforceable against the Borrower and each other Credit Party in accordance with its terms; and (d) no consent, approval, authorization, order, registration or qualification with any Governmental Authority is required for, and the absence of which would materially adversely affect, the legal and valid execution and delivery or performance by the Borrower or any other Credit Party of this Amendment or the performance by the Borrower or any other Credit Party of the Credit Agreement, as amended by this Amendment.  Each Guarantor hereby ratifies and reaffirms:  (i) the validity, legality and enforceability of its obligations under Article 9 of the Credit Agreement; (ii) that its reaffirmation of such obligations is a material inducement to the Administrative Agent, the Second Amendment Incremental Term Banks and the Required Banks to enter into this Amendment; and (iii) that its obligations under Article 9 of the Credit Agreement shall remain in full force and effect in accordance with its terms until all the Guaranteed Obligations have been paid in full.

Section 4.3.  This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.  Delivery of a counterpart hereof by facsimile transmission or in electronic (e.g., "pdf" or "tif") format shall be effective as delivery of a manually executed counterpart hereof.

Section 4.4.  Except as specifically provided above, the Credit Documents shall remain in full force and effect and are hereby ratified and confirmed in all respects.  The execution, delivery, and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power, or remedy of the Administrative Agent or any Bank under the Credit Agreement or any other Credit Document, nor constitute a waiver or modification of any provision of the Credit Agreement or any other Credit Document.  This Amendment shall be a Credit Document as defined in the Credit Agreement.

Section 4.5.  This Amendment and the rights and obligations of the parties hereunder shall be construed in accordance with and be governed by the laws of the State of New York.

[Signature Pages follow]

In Witness Whereof, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

Alliance Data Systems Corporation, as Borrower

By   /s/ J. Jeffrey Chesnut
Name  J. Jeffrey Chesnut
Title  Senior Vice President and
Treasurer

ADS Alliance Data Systems, Inc., as a Guarantor

By   /s/ J. Jeffrey Chesnut
Name  J. Jeffrey Chesnut
Title  Senior Vice President and
Treasurer

Epsilon Data Management, LLC, as a Guarantor

By   /s/ J. Jeffrey Chesnut
Name  J. Jeffrey Chesnut
Title  Vice President and Assistant
Treasurer

Alliance Data Foreign Holdings, Inc., as a Guarantor

By   /s/ J. Jeffrey Chesnut
Name  J. Jeffrey Chesnut
Title  Treasurer

ADS Foreign Holdings, Inc., as a Guarantor

By   /s/ J. Jeffrey Chesnut
Name  J. Jeffrey Chesnut
Title   Treasurer

Signature Page to Second Amendment to Credit Agreement - Alliance Data Systems Corporation

Comenity LLC, as a Guarantor

By  /s/ Jeffrey L. Fair
Name  Jeffrey L. Fair
Title  Vice President, Tax

Aspen Marketing Services, LLC, as a Guarantor

By   /s/ Jeffrey L. Fair
Name  Jeffrey L. Fair
Title  Vice President, Tax

Comenity Servicing LLC, as a Guarantor

By   /s/ Jeffrey L. Fair
Name  Jeffrey L. Fair
Title   Vice President, Tax

Conversant LLC, as a Guarantor

By  /s/ J. Jeffrey Chesnut
Name  J. Jeffrey Chesnut
Title  Vice President and Assistant Treasurer

Commission Junction LLC, as a Guarantor

By   /s/ J. Jeffrey Chesnut
Name  J. Jeffrey Chesnut
Title  Vice President and Assistant Treasurer

Signature Page to Second Amendment to Credit Agreement - Alliance Data Systems Corporation

Wells Fargo Bank, N.A., individually as a
  Bank, as Administrative Agent, Letter of
  Credit Issuer, CAD Fronting Bank and Swing
  Lender

By   /s/ Reginald M. Goldsmith III
Name: Reginald M. Goldsmith III
Title: Managing Director

Signature Page to Second Amendment to Credit Agreement - Alliance Data Systems Corporation

Bank of America, N.A.

By  /s/ Charmaine Lobo
Name  Charmaine Lobo
Title  Vice President

Signature Page to Second Amendment to Credit Agreement - Alliance Data Systems Corporation

JPMorgan Chase Bank, N.A.

By  /s/ Tina Ruyter
Name  Tina Ruyter
Title  Executive Director

Signature Page to Second Amendment to Credit Agreement - Alliance Data Systems Corporation

SunTrust Bank

By  /s/ Doug Kennedy
Name  Doug Kennedy
Title  Vice President

Signature Page to Second Amendment to Credit Agreement - Alliance Data Systems Corporation

Fifth Third Bank

By  /s/ Matthew Lewis
Name  Matthew Lewis
Title  Vice President

Signature Page to Second Amendment to Credit Agreement - Alliance Data Systems Corporation

Royal Bank of Canada

By  /s/ Scott Umbs
Name  Scott Umbs
Title  Authorized Signatory

Signature Page to Second Amendment to Credit Agreement - Alliance Data Systems Corporation

Mizuho Bank, Ltd.

By  /s/ Bertram H. Tang
Name  Bertram H. Tang
Title  Authorized Signatory

Signature Page to Second Amendment to Credit Agreement - Alliance Data Systems Corporation

Barclays Bank PLC

By  /s/ Luke Syme
Name  Luke Syme
Title  Assistant Vice President

Signature Page to Second Amendment to Credit Agreement - Alliance Data Systems Corporation

The Bank of Nova Scotia

By  /s/ Kevin Chan
Name:  Kevin Chan
Title:  Director

Signature Page to Second Amendment to Credit Agreement - Alliance Data Systems Corporation

The Bank of Tokyo-Mitsubishi UFJ, Ltd

By  /s/ Lillian Kim
Name  Lillian Kim
Title  Director

Signature Page to Second Amendment to Credit Agreement - Alliance Data Systems Corporation

Sumitomo Mitsui Banking Corporation

By  /s/ David W. Kee
Name:  David W. Kee
Title:  Managing Director

Signature Page to Second Amendment to Credit Agreement - Alliance Data Systems Corporation

Regions Bank

By  /s/ Kyle Husted
Name  Kyle Husted
Title  Vice President

Signature Page to Second Amendment to Credit Agreement - Alliance Data Systems Corporation

KeyBank National Association

By  /s/ Geoff Smith
Name:  Geoff Smith
Title:  Senior Vice President

Signature Page to Second Amendment to Credit Agreement - Alliance Data Systems Corporation

Canadian Imperial Bank of Commerce, New York Branch

By  /s/ Robert Robin
Name:  Robert Robin
Title:  Authorized Signatory

By  /s/ Dominic Sorresso
Name:  Dominic Sorresso
Title:  Authorized Signatory

Signature Page to Second Amendment to Credit Agreement - Alliance Data Systems Corporation

Raymond James Bank, N.A.

By  /s/ Joseph A. Ciccolini
Name: Joseph A. Ciccolini
Title:  Vice President – Senior Corporate Banker

Signature Page to Second Amendment to Credit Agreement - Alliance Data Systems Corporation

Capital One, National Association

By  /s/ Dean H. Rosencrans
Name  Dean H. Rosencrans
Title  Senior Vice President

Signature Page to Second Amendment to Credit Agreement - Alliance Data Systems Corporation

The Northern Trust Company

By  /s/ John Contey
Name  John Contey
Title  Senior Vice President

Signature Page to Second Amendment to Credit Agreement - Alliance Data Systems Corporation

Compass Bank

By /s/ Kevin Wisel
Name: Kevin Wisel
Title:  Senior Vice President

Signature Page to Second Amendment to Credit Agreement - Alliance Data Systems Corporation

Cadence Bank, N.A.

By  /s/ Melinda N. Jackson
Name  Melinda N. Jackson
Title  Senior Vice President

Signature Page to Second Amendment to Credit Agreement - Alliance Data Systems Corporation

Synovus Bank

By  /s/ Joseph B. Keener
Name  Joseph B. Keener
Title  Senior Vice President

Signature Page to Second Amendment to Credit Agreement - Alliance Data Systems Corporation

First Commercial Bank, Ltd., a Republic of
  China Bank acting through its Los Angeles
  Branch

By  /s/ Terry Yuan-Gan Ju
Name  Terry Yuan-Gan Ju
Title  VP & General Manager

Signature Page to Second Amendment to Credit Agreement - Alliance Data Systems Corporation

Chan Hwa Commercial Bank, Ltd., Los
  Angeles Branch

By  /s/ Kang Yang
Name  Kang Yang
Title  VP & General Manager

Signature Page to Second Amendment to Credit Agreement - Alliance Data Systems Corporation

BNP Paribas Group

By  /s/ Charles de Clapiers
Name  Charles de Clapiers
Title  Director

By  /s/ Thuy Bui
Name  Thuy Bui
Title  Vice President

Signature Page to Second Amendment to Credit Agreement - Alliance Data Systems Corporation

U.S. Bank National Association

By  /s/ Allison Burgun
Name  Allison Burgun
Title  Vice President

Signature Page to Second Amendment to Credit Agreement - Alliance Data Systems Corporation

Deutsche Bank AG, New York Branch

By  /s/ Peter Cucchiara
Name  Peter Cucchiara
Title  Vice President

By  /s/ Michael Winters
Name  Michael Winters
Title  Vice President

Signature Page to Second Amendment to Credit Agreement - Alliance Data Systems Corporation

FirstMerit bank, N.A.

By  /s/ Tim Daniels
Name  Tim Daniels
Title  Senior Vice President

Signature Page to Second Amendment to Credit Agreement - Alliance Data Systems Corporation

Bank of the West

By  /s/ David G. Kronen
Name  David G. Kronen
Title  Director

By  /s/ Sidney Jordan
Name  Sidney Jordan
Title  Managing Director

Signature Page to Second Amendment to Credit Agreement - Alliance Data Systems Corporation